UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
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SEGALL BRYANT &HAMILL TRUST
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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Segall Bryant & Hamill Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[____], 2026

Dear Shareholders:

The enclosed Proxy Statement discusses proposals to be voted upon by shareholders of the Segall Bryant & Hamill Emerging Markets Fund (the “Fund”), a series of the Segall Bryant & Hamill Trust (the “Trust”), at a special meeting to be held at 1:00 p.m. Eastern time on [____], 2026, at the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to the Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219 (the “Meeting”).

During the Meeting, shareholders will be asked to:

Proposal 1: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.
Proposal 2: Approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index.
Proposal 3: To permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Please review the Proxy Statement and cast your vote on the proposals. After consideration of each proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the proposals. The Board of Trustees recommends that you vote FOR each proposal.

Proposal 1:

Shareholders of the Fund are being asked to approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 (the “1940 Act”) from “diversified” to “non-diversified” and to eliminate the Fund’s fundamental investment restriction with respect to diversification.

Proposal 2:

Shareholders of the Fund are being asked to approve a change in the Fund’s fundamental investment policy to allow the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index. Currently, the Fund may not concentrate its investments in any industry or group of industries.

Proposal 3:

Shareholders of the Fund are being asked to authorize the Fund’s use of a “manager of managers” structure that would permit Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (“SBH” or the “Adviser”), who serves as the investment adviser to the Fund, subject to the approval of the Board of Trustees, to appoint subadvisers and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval.

THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED, AND

UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares you own. The enclosed materials explain each proposal in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear.

If you have any questions about the proposals or the voting instructions, you may call Okapi Partners LLC, our proxy solicitation firm, toll-free at 1-877-839-1083. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m. Eastern time.

Very truly yours,

/s/ Janice M. Teague
Janice M. Teague
Chair of Segall Bryant & Hamill Trust

SEGALL BRYANT & HAMILL TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On

[____], 2026

2 Easton Oval, Suite 300

Columbus, Ohio 43219

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Board of Trustees of the Segall Bryant & Hamill Trust, an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of the Segall Bryant & Hamill Emerging Markets Fund (the “Fund”), to be held at 1:00 p.m. Eastern time on [____, 2026], at the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to the Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219 (the “Meeting”).

During the Meeting, the shareholders will be asked to:

Proposal 1: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.
Proposal 2: Approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index.
Proposal 3: To permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Shareholders of the Fund who owned shares of the Fund as of the close of business on [___], 2026 will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or at the Meeting.

Proposal 1:

Shareholders of the Fund are being asked to approve a change to the Fund’s sub-classification from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.

Proposal 2:

Shareholders of the Fund are being asked to approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index. Currently, the Fund may not concentrate its investments in any industry or group of industries.

Proposal 3:

Shareholders of the Fund are being asked to authorize the Fund’s use of the “manager of managers” structure that would permit Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (“SBH” or the “Adviser”), who serves as the investment adviser to the Fund, subject to the approval of the Board of Trustees, to appoint subadvisers and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval.

YOUR VOTE IS IMPORTANT — PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to complete, date, and sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Segall Bryant & Hamill Trust, on behalf of the Fund

/s/ Maggie Bull
Maggie Bull
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on [_____], 2026 or any adjournment or postponement thereof

This Notice and the Proxy Statement are available on the internet at www.okapivote.com/SBH. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call Okapi Partners, LLC, our proxy solicitation firm, toll-free at 1-877-839-1083. You may also call for information on how to obtain directions to be able to participate in the Meeting. Copies of the Fund’s annual report have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 1-800-392-2673 or by visiting the Trust’s website at www.cisbh.com/funds.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

We strongly encourage you to read the full text of the enclosed Proxy Statement. However, as a quick reference, we are also providing you the following questions and answers, which provide a brief overview of the proposals. Your vote is important.

Please note that all defined terms used but not otherwise defined in the following questions and answers have the meanings given to them in the Proxy Statement.

QUESTIONS AND ANSWERS

General:

Q.  What am I being asked to vote on?

A.  During the Meeting, shareholders will be asked to:

Proposal 1: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.
Proposal 2: Approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index.
Proposal 3: To permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Q.  Who will bear the costs related to this proxy solicitation?

A.  Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (“SBH” or the “Adviser”) has agreed to bear the costs related to this proxy solicitation.

Q.  Who is entitled to vote?

A.  If you owned shares of the Fund as of the close of business on [             ], 2026, you are entitled to vote with respect to each proposal.

Q.  When and where will the Meeting be held?

A.  The Meeting will be held in the offices of Ultimus at 2 Easton Oval, Suite 300, Columbus, Ohio 43219, on [_____], 2026 beginning at 1:00 p.m. Eastern time.

Q.  How do I vote my shares?

A.  Your vote is very important. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q.  What vote is required to approve each Proposal?

A.  Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shareholders will vote separately on each proposal.

Q.  What happens if I sign and return my proxy card but do not mark my vote?

A.  Your proxy will be voted in favor of the relevant proposal(s).

Q.  May I revoke my proxy?

A.  You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting.

Q.  How can I obtain a copy of the Fund’s annual or semi-annual report?

A.  If you would like to receive a copy of the latest annual or semi-annual report for the Fund, please call 1-800-392-2673, or write to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or visit www.cisbh.com/funds. The reports will be furnished free of charge.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Okapi Partners, LLC, our proxy solicitation firm, toll free at 1-877-839-1083.

Proposal 1:

Q.  What is happening?

A.  Shareholders of the Segall Bryant & Hamill Emerging Markets Fund (the “Fund”) are being asked to approve a change to the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification (“Proposal 1”).

Q.  Why are we doing this?

A.  The 1940 Act limits how much a fund classified as “diversified” can invest in any single holding. Under the 1940 Act, out of 75% of a fund’s assets, 5% or more of a diversified fund’s portfolio cannot be invested in a single holding. A “non-diversified” fund under the 1940 Act is any fund that is not a diversified fund. The Fund’s broad-based securities market index is comprised of several issuers that, in recent years, if the Fund invested consistently with its benchmark’s weightings, would have caused the Fund to be near or exceed the 5% level. Due to the limitations imposed on a diversified fund’s investments in any single holding, the Fund may not be able to add to its positions in certain stocks viewed favorably by the portfolio managers. The Fund’s portfolio management team believes that it would be beneficial to the Fund to operate as a “non-diversified” fund that is not subject to the same requirements as a diversified fund, to provide the portfolio managers additional flexibility to execute the Fund’s investment strategy. Although the Fund does not seek to track its broad-based securities market index, there may be benefits to shareholders from the flexibility afforded by a non-diversified fund.

Q.  How does the modification of the Fund’s diversification status and fundamental investment restriction with respect to diversification affect the Fund’s investment objectives, strategies and policies?

A.  The Fund’s investment objective, principal investment strategies, and other investment policies will not be changed as a result of shareholders approving Proposal 1. See the discussion regarding potential changes to the Fund’s investment objective in connection with the discussion of Proposal 2 (below).

Q.  What will happen if shareholders do not approve Proposal 1?

A.  If shareholders holding a majority of the outstanding shares of the Fund do not consent to approve the proposal, SBH will continue to manage the Fund as a “diversified fund” for the purposes of the 1940 Act, and no changes will be made to the Fund’s fundamental investment restrictions, but will not be able to invest the Fund’s portfolio in a manner that SBH believes would be most beneficial to the Fund and its shareholders.

Q.  How does the Board recommend that I vote?

A.  The Board recommends that shareholders vote FOR the proposal.

Proposal 2:

Q.  What is happening?

A.  Shareholders of the Fund are being asked to approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (“Concentration Policy”) that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index (“Proposal 2”). The Fund’s current and proposed fundamental investment limitations with respect to concentration are described in the table below.

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may not invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index.

Q.  Why are shareholders being asked to approve a change to the Fund’s fundamental policy on industry concentration?

A.  The 1940 Act requires mutual funds to include disclosure in their registration statements regarding their policies with respect to certain types of activities, including, among other items, the fund’s policies with respect to concentration in any “industry or group of industries.” The 1940 Act does not define what constitutes “concentration” in an industry. The Fund’s current concentration policy is described above in the prior Q&A.

The SEC and its staff have taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its assets in a particular industry or group of industries. As a result, under the current fundamental investment limitation, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers primarily engaged in the same industry.

The proposed change to the Fund’s Concentration Policy would provide the Fund with greater flexibility to achieve the Fund’s objective on behalf of the Fund’s shareholders.

If shareholders approve the proposed change to the Fund’s Concentration Policy, in order for the Fund to concentrate in an industry, that industry must, at the time of investment, represent 20% or more of the Fund’s broad-based securities market index. Moreover, under such circumstances, the Fund would only be permitted to invest up to 35% of its total assets in that industry. The proposed change is a means of providing flexibility within clearly defined, objective limits. The proposed change would not limit the types of industries in which the Fund would be able to concentrate if such industry represents 20% or more of the Fund’s broad-based securities market index, but would provide the Fund with greater flexibility to follow the Adviser’s investment approach. While it is impossible to predict which, if any, industries might represent more than 20% of the Fund’s broad-based securities market index in the future, certain industries may, from time to time, represent more than 20% of the Fund’s broad-based securities market index. For example, as of a recent date, the Semiconductors & Semiconductor Equipment industry represented, at times more than 25% of the Fund’s broad-based securities market index.

Q.  How does the modification of the Fund’s Concentration Policy affect the Fund’s investment objectives, strategies, and policies?

A.  If shareholders of the Fund approve Proposal 2, the Fund’s investment objective will be revised as of the same date as shown in the table below. The Fund’s principal investment strategies and other fundamental policies will remain unchanged as a result of the approval of Proposal 2. The change to the Fund’s investment objective was approved by the Board, with such change effective if the Fund’s shareholders approve Proposal 2.

Current Objective	Revised Objective
The Fund seeks to achieve long-term capital appreciation.	The Fund seeks to achieve long-term capital appreciation through investment primarily of equity securities included in the Fund’s broad-based securities market index.

Q.  What will happen if shareholders do not approve Proposal 2?

A.  If the proposal is not approved, the Fund’s fundamental investment policy relating to industry concentration and investment objective will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed Concentration Policy will become effective on the date that the proposal is approved by shareholders.

Q.  How does the Board recommend that I vote?

A.  The Board recommends that shareholders vote FOR the proposal.

Proposal 3:

Q.  What is happening?

A.  Shareholders of the Fund are being asked to permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Q.  Why are shareholders being asked to authorize the Fund to rely on a Manager of Managers order?

A.  Shareholders are being asked to authorize the Fund to rely on a “Manager of Managers” exemptive order as it would permit the Adviser, subject to the approval of the Board of Trustees, to appoint subadvisers and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval. Although the Fund may or may not rely on the exemptive order in the future, having the ability to do so would provide more flexibility to hire and terminate subadvisers without requiring the Fund to incur the expenses associated with the process of soliciting proxies from shareholders.

Q.  What will happen if shareholders do not approve the Proposal?

A.  If shareholders do not approve the proposal to allow the Fund to rely on a Manager of Managers order, the Fund will continue to operate under the 1940 Act requirements that typically require a shareholder vote before a new subadviser approved by the Board can provide subadvisory services to the Fund.

Q.  How does the Board recommend that I vote?

A.  The Board recommends that shareholders vote FOR the proposal.

SEGALL BRYANT & HAMILL TRUST

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on [____], 2026

2 Easton Oval, Suite 300

Columbus, Ohio 43219

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of the Segall Bryant & Hamill Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, on behalf of the Segall Bryant & Hamill Emerging Markets Fund (the “Fund”), to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held at 1:00 p.m. Eastern time on [____], 2026, at the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to the Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219 (the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about [____], 2026 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of SBH and/or its affiliates, (iii) by officers, employees and agents of the Fund’s administrators, Ultimus Fund Solutions, LLC (“Ultimus”), and/or its affiliates; and/or (iv) Okapi Partners, LLC, the Fund’s proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

During the Meeting, the Shareholders will be asked to consider the following proposals (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.
Proposal 2: Approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index.
Proposal 3: To permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

The Board has set the close of business on [____], 2026 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the proposals at the Meeting. The vote for the proposals will be at the Fund level, meaning that the Shareholders of all classes of the Fund will vote on each Proposal together.

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

Page
Proposals
Evaluation by the Board
Information about the Adviser
Information about Other Service Providers
General Information
Voting Information
Proxy Card

GENERAL OVERVIEW

Proposal 1: To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification (“Proposal 1”).

Background

Section 5(b)(1) of the 1940 Act requires every mutual fund to state whether it is “diversified” or “non-diversified.” The Fund is currently sub-classified as a diversified fund. This means that its assets are subject to stricter limits on the amount of assets that can be invested in any single issuer. Specifically, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

In addition, the Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), that the Fund may not, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

If shareholders approve changing the Fund’s sub-classification from diversified to non-diversified, the fundamental investment restriction with respect to diversification will be eliminated. No changes to the principal investment strategies of the Fund are proposed.

Discussion of Proposed Changes

Changing the Fund’s status to non-diversified would provide the Fund’s portfolio management team with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. The portfolio management team considers the weights of individual holdings relative to the Fund’s broad-based securities market index from time to time. Over time, the Fund’s broad-based securities market index, the MSCI Emerging Markets Index, has become increasingly dominated by large holdings near or exceeding 5% of the net asset value of the index. Given the weightings of the largest holding in the Fund’s broad-based securities market index, the portfolio management team’s flexibility in pursuing the Fund’s investment objective has been restricted. Changing the Fund’s sub-classification would provide the portfolio management team additional flexibility in how it pursues the Fund’s investment objective.

The change to the Fund’s sub-classification to non-diversified may subject the Fund to additional investment risks than it currently is subject to as a diversified fund. This is because, as a non-diversified fund, the investment return may be dependent upon the performance of one or more issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of such developments.

Although the Fund would no longer be subject to the 1940 Act diversification restrictions if Proposal 1 is approved, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. The Federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

The Board has approved the change to the Fund’s sub-classification under the 1940 Act to a non-diversified fund and to eliminate the related fundamental investment restriction. Such changes, however, are subject to Shareholder approval.

Effect if Proposal 1 is Not Approved

If the proposal is not approved by shareholders of the Fund, the Fund will continue to operate as a diversified fund and the Fund’s related fundamental investment restriction on diversification will remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1

Proposal 2: To approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (“Concentration Policy”) that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index (“Proposal 2”).

Background

The 1940 Act requires mutual funds to include disclosure in their registration statements regarding their policies with respect to certain types of activities, including, among other items, the fund’s policies with respect to concentration in any “industry or group of industries.” The 1940 Act does not define what constitutes “concentration” in an industry. Once a fund launches, these policies are considered “fundamental” investment policies of the fund and may not be changed without shareholder approval. The Fund has a fundamental investment limitation that it will not:

“[c]oncentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.”

The SEC and its staff have taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its assets in a particular industry or group of industries. As a result, under the current fundamental investment limitation, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers primarily engaged in the same industry.

Discussion of Proposed Changes

The proposed change to the Fund’s Concentration Policy would provide the Fund with greater flexibility to achieve the Fund’s objective on behalf of the Fund’s shareholders.

If shareholders approve the proposed change to the Fund’s Concentration Policy, in order for the Fund to concentrate in an industry, that industry must, at the time of investment, represent 20% or more of the Fund’s broad-based securities market index. Moreover, under such circumstances, the Fund would only be permitted to invest up to 35% of its total assets in that industry. The proposed change is a means of providing flexibility within clearly defined, objective limits. The proposed change would not limit the types of industries in which the Fund would be able to concentrate if such industry represents 20% or more of the Fund’s broad-based securities market index, but would provide the Fund with greater flexibility to follow the Adviser’s investment approach. While it is impossible to predict which, if any, industries might represent more than 20% of the Fund’s broad-based securities market index in the future, certain industries may, from time to time, represent more than 20% of the Fund’s broad-based securities market index. For example, as of a recent date, the Semiconductors & Semiconductor Equipment industry represented, at times, more than 25% of the Fund’s broad-based securities market index.

While it should be recognized that concentration in one or more industries can expose the Fund to greater risk should those industries underperform, the Adviser is of the view that it is important to have the flexibility to concentrate in those industries that represent a large portion of the Fund’s broad-based securities market index. The proposed change was approved unanimously by the Board, with adoption and implementation of the new policy conditioned upon shareholder approval.

If, during a period in which the Fund is investing more than 25% of its total assets in an industry, such industry ceases to represent 20% or more of the Fund’s broad-based securities market index, the Fund will not make additional investments in such industry unless and until such industry once again exceeds 20% of the broad-based securities market index. However, the Fund would not be required to reduce its investment exposure to that industry.

If 25% or more of the Fund’s total assets are invested in a particular industry, the Fund will be subject to greater risk of loss as a result of adverse economic, business or other developments in that particular industry than if the Fund’s investments were more broadly held across industries. In addition, the Fund’s performance would be more closely linked to the performance of, and would be affected by fluctuations in, that industry. Market price movements affecting companies and their securities in any industry in which the Fund invests 25% or more of its total assets will have a greater impact on the Fund’s performance because of its more concentrated position in those securities. For example, the Fund could invest a significant portion of its assets in Information Technology companies, including those in the Semiconductors & Semiconductor Equipment industry, which may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

If shareholders of the Fund approve Proposal 2, the Fund’s investment objective will be revised as of the same date as shown in the table below. The Fund’s principal investment strategies and other fundamental policies will remain unchanged as a result of the approval of Proposal 2. The change to the Fund’s investment objective was approved by the Board, with such change effective if the Fund’s shareholders approve Proposal 2.

Current Objective	Revised Objective
The Fund seeks to achieve long-term capital appreciation.	The Fund seeks to achieve long-term capital appreciation through investment primarily of equity securities included in the Fund’s broad-based securities market index.

Effect if the Proposal is Not Approved

If Proposal 2 is not approved, the Fund’s fundamental investment policy relating to industry concentration and the Fund’s investment objective will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed concentration policy will become effective on the date that the proposal is approved by shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2

Proposal 3: To permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis (“Proposal 3”).

Background

Shareholders of the Fund are being asked to authorize the Fund’s use of a “manager of managers” structure that would permit the Adviser, subject to the approval of the Board of Trustees, to appoint subadvisers and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval. Although the Fund may or may not rely on the exemptive order in the future, having the ability to do so would provide more flexibility to hire and terminate subadvisers without requiring the Fund to incur the expenses associated with the process of soliciting proxies from shareholders.

Provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. The Adviser and the Trust have jointly applied for an application for an exemptive order (the “exemptive order”), that, if granted, would permit the Adviser and any existing or future registered open-end investment company, or series thereof, that (i) intends to rely on the exemptive order in the future, (ii) is advised by the Adviser, and (iii) uses the multi-manager structure described in the application, to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval (the “Manager of Managers Structure”).

The application was filed with the SEC on October 16, 2026, with a request for expedited review, under which the SEC generally issues notice of an eligible application within 45 days. The SEC staff may, however, deem the application ineligible for expedited review or issue comments requiring amendments to the application before the exemptive order is issued, which could delay the exemptive order or change its terms.

If granted, the exemptive order would allow the Adviser to hire, without shareholder approval, new subadvisers that are affiliated with the Adviser (e.g., the Adviser and subadvisers are both indirectly wholly owned or partially owned by the same corporate parent, Corient Holdings, Inc.), and new subadvisers that are not affiliated with the Adviser. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund. In considering a new or existing subadvisory agreement, the Board is required to evaluate any material conflicts that may be present in a subadvisory arrangement and make a separate finding that a subadviser change or continuation is in the best interests of the Fund and its shareholders. Before the Fund may rely on the exemptive order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Discussion of Proposed Changes

Under the Manager of Managers Structure, the Adviser would have the overall responsibility, subject to oversight by the Board, to oversee the Fund’s subadviser(s) and recommend their hiring, termination and replacement. Specifically, the exemptive order would require the Adviser to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisers; (d) monitor and evaluate the subadvisers’ performance; and (e) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment objective, policies and restrictions.

If granted, the exemptive order would require the Fund to disclose to its shareholders (i) the aggregate fees paid to the Adviser and any wholly-owned subadvisers ; and (ii) the aggregate fees paid to affiliated (other than wholly-owned) and unaffiliated subadvisers. The replacement of the Adviser or the imposition of material changes to the Fund’s investment advisory agreement would, however, require prior shareholder approval. In addition, any new subadvisory agreement or any amendment to an existing subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund would also require shareholder approval.

If the Adviser, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would, without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Adviser to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Adviser could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser by providing shareholders with an information statement that contains substantially the same relevant information about the subadviser and the subadvisory agreement that the Fund would be required to send its shareholders in a proxy statement.

Approval of the Manager of Managers Structure would not affect any of the requirements under the federal securities laws that govern the Fund, the Adviser, any proposed subadviser or any proposed subadvisory agreement with a subadviser, other than the requirement to have any future subadvisory agreement or amendment to the subadvisory agreement approved at a meeting of the Fund’s shareholders and the requirement to disclose the fees paid to each subadviser individually. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements with respect to the Fund between the Adviser and any subadviser, as well as all changes to any subadvisory agreement.

Approval of this Proposal will not affect the Fund’s fees. The Manager of Managers Structure will not at any time permit an increase in the investment management fees paid by the Fund without shareholder approval. Further shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated. If the Fund implements the Manager of Managers Structure, the Adviser, pursuant to its advisory agreement with the Fund, will continue, directly or through subadvisers, to provide the same level of management services to the Fund as it provides currently.

If the shareholders of the Fund do not approve the use of a “Manager of Managers” structure, decisions regarding a proposed subadviser for the Fund or a material change to a subadvisory agreement with respect to the Fund will continue to require shareholder approval.

Board Evaluation

The Board, including a majority of the independent trustees, unanimously approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting. In determining to recommend approval of the Proposal, the Board considered, among other factors, that the Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring potential delays and expense that could be associated with obtaining shareholder approvals. The Board also considered: (1) the Adviser’s continued responsibility, subject to Board oversight, to oversee the Fund’s subadvisers; (2) the Adviser’s ability to operate in accordance with the conditions of the exemptive order; (3) that the Manager of Managers Structure would not change any fees paid to the Adviser by the Fund or fees paid by Fund shareholders; and (4) that Board approval to appoint or replace future subadvisers would still be required.

Effect if the Proposal is Not Approved

If the shareholders of the Fund do not approve the use of the Manager of Managers Structure, decisions regarding a proposed subadviser for the Fund or a material change to a subadvisory agreement with respect to the Fund will continue to require shareholder approval.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3

INFORMATION ABOUT SEGALL BRYANT & HAMILL, LLC d/b/a CI SBH ASSET MANAGEMENT

Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”) is located at 10 S. Wacker, Suite 3100, Chicago, IL 60606. As of December 31, 2025, SBH has approximately $23 billion in assets under management.

Information regarding the principal executive officers and directors of SBH and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Fund (if any)	Business Address
Carolyn B. Goldhaber	President, SBH, May 2022 to present; Chief Financial Officer, SBH, June 2014 to May 2022	President of Segall Bryant & Hamill Trust	10 S. Wacker, Suite 3100 Chicago, IL 60606
James D. Dadura	Co-Chief Investment Officer, SBH	None	10 S. Wacker, Suite 3100 Chicago, IL 60606
Scott E. Decatur, Ph.D.	Co-Chief Investment Officer, SBH	None	32 Parking Plaza Suite 700 Ardmore, PA 19003
Paul A. Lythberg	Chief Operating Officer, SBH; Chief Compliance Officer, SBH, until March 2024	None	10 S. Wacker, Suite 3100 Chicago, IL 60606
Jasper R. Frontz	Chief Compliance Officer, SBH, March 2024 to present; Chief Compliance Officer/SBH Funds, SBH, May 1, 2018 to March 2024	Chief Compliance Officer of Segall Bryant & Hamill Trust	200 Clayton St., Suite 300 Denver, CO 80206
Joan Washburn	Chief Financial Officer, SBH, May 2022 to present; Controller, SBH, June, 2018 to May 2022	None	10 S. Wacker, Suite 3100 Chicago, IL 60606
Mark W. Rewey	Director of Business Development, SBH	None	10 S. Wacker, Suite 3100 Chicago, IL 60606

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Co-Administrators, Distributor and Transfer Agent

Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as co-administrator and transfer agent to the Fund. Segall Bryant & Hamill, LLC, 200 Clayton St., Suite 300, Denver, CO 80206, also serves as a co-administrator to the Fund.

Pursuant to an Administration Agreement, Ultimus and SBH serve as co-administrators to the Fund (the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in the Fund’s operations.

The Annual Administration Fees payable to the Administrator are allocated to the Fund based upon the Fund’s relative proportion of the Trust’s net assets.

Pursuant to a Master Services Agreement (the “Ultimus Administration Agreement”), Ultimus maintains the financial accounts and records of the Fund, computes the net asset value and certain other financial information of the Fund and generally assists in the Fund’s operations. Ultimus receives a fee for such services based on the Trust’s assets. The allocation of the fees payable to Ultimus as Administrator consist of a base fee plus an amount allocated to the Fund based upon the Fund’s relative proportion of the Trust’s net assets.

Pursuant to an Administration Agreement (the “SBH Administration Agreement”), SBH assists in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compile data for and prepare various notices; assist in preparation of annual and semi-annual shareholder reports to the SEC as well as prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns for the Fund; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations and generally assist in the Fund’s operations.

The fees to be paid by the Fund, pursuant to the SBH Administration Agreement are 0.01% on average daily net assets of the Trust. The administration fees payable to SBH as Administrator are allocated to the Fund based upon the Fund’s relative proportion of the Trust’s net assets.

The following information summarizes the actual administration fees paid by the Fund for the last three years.

Fiscal Year Ending	Administrative Fees
December 31, 2023	$[___]
December 31, 2024	$[___]
December 31, 2025	$[___]

Ultimus Fund Distributors, LLC (“UFD” or the “Distributor”) an affiliate of Ultimus Fund Solutions, LLC, with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by UFD as agent of the Fund, and UFD has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of the Fund.

Retail Class	Inst. Class
[___]	[___]

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership

As of the Record Date, the Trustees and officers of the Trust, as a group, held XX% of the Fund. Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in SBH. [As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since January 1, 2025 to which SBH was a party].

Other Information

During the most recent fiscal year ended December 31, 2025, no commissions were paid by the Fund to a broker affiliated with SBH.

Payment of Solicitation Expenses

SBH will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Okapi Partners, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $6,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact Okapi Partners LLC, our proxy solicitation firm, toll-free at 1-877-839-1083.

Other Business

The Board does not intend to bring any matters before the Meeting other than the proposals described in this Proxy Statement, and the Board is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Board, to committees of the Board of Trustees or to specified individual Trustees in care of the Secretary of the Trust, Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. All shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Massachusetts law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Fund, please call 1-800-392-2673, write to Ultimus Fund Solutions, LLC, P.O. Box 46707 Cincinnati, Ohio 45246-0707, or visit www.cisbh.com/funds.

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by participating in the Meeting and voting then. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposals, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Proposals. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a Proposal may be deemed to be an instruction to vote such shares in favor of the Proposals.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as shares that are present for purposes of determining a quorum with respect to the Meeting. For purposes of determining the approval of the Proposals, abstentions and broker non-votes do not count as votes cast with respect to a Proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against each Proposal.

Quorum; Adjournment

For the Meeting, at least a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders. The presence of a quorum alone, however, is not sufficient to approve a Proposals (see “Voting Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve a Proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Voting Required

Approval of each Proposal requires an affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund that are present at the Meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Okapi Partners LLC, toll-free at 1-877-839-1083. Representatives are available Monday through Friday, 9:00 a.m. to 8:00 p.m. Eastern time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2)	Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,

PROXY

segall bryant & Hamill trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [         ], 2026

2 Easton oval, suite 300, columbus, oh 43219

segall bryant & Hamill EMERGING MARKETS FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Jennifer Leamer and Maggie Bull proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Ultimus Fund Solutions, 2 Easton Oval, Suite 300, Columbus, OH 43219 at 1:00 p.m. Eastern Time, on [      ], 2026, and any adjournments or postponements thereof (the “Meeting”). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 839-1083 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 a.m. to 8:00 p.m. (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/SBH2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on [  ], 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” ALL PROPOSALS

INSTRUCTIONS:	TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	[ ]
X

	FOR	AGAINST	ABSTAIN
1. To approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.	[ ]	[ ]	[ ]
2. To approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry that will permit the Fund to invest between 25% and 35% of its total assets in the securities of any one industry group, if, at the time of investment, that industry group represents 20% or more of the Fund’s broad-based securities market index.	[ ]	[ ]	[ ]
3. To permit Segall Bryant & Hamill, LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated sub-advisors on behalf of the Fund without obtaining shareholder approval and also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.	[ ]	[ ]	[ ]

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [  ], 2026

The Notice of Special Meetings of Shareholders, Proxy Statement and Proxy Card

are available at: WWW.OKAPIVOTE.COM/SBH